AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2014

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2013.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract.
Professional Lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, as well as accident and health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended September 30,				Nine months ended September 30,
		2014	2013	Change		2014	2013	Change

HIGHLIGHTS	Gross premiums written	$896,814	$904,797	(0.9%)		$3,949,479	$3,871,085	2.0%
	Gross premiums written - Insurance	61.9%	63.5%	(1.6)	pts	48.4%	50.4%	(2.0)	pts
	Gross premiums written - Reinsurance	38.1%	36.5%	1.6	pts	51.6%	49.6%	2.0	pts
	Net premiums written	$687,223	$716,389	(4.1%)		$3,351,958	$3,280,236	2.2%
	Net premiums earned	$966,138	$945,242	2.2%		$2,912,482	$2,765,154	5.3%
	Net premiums earned - Insurance	47.8%	47.4%	0.4	pts	47.0%	46.0%	1.0	pts
	Net premiums earned - Reinsurance	52.2%	52.6%	(0.4)	pts	53.0%	54.0%	(1.0)	pts
	Net income available to common shareholders	$279,104	$137,121	103.5%		$606,992	$512,383	18.5%
	Operating income [a]	132,770	196,677	(32.5%)		442,581	474,215	(6.7%)
	Reserve for losses and loss expenses	9,751,903	9,484,516	2.8%		9,751,903	9,484,516	2.8%
	Total shareholders’ equity attributable to AXIS Capital	$5,818,489	$5,787,829	0.5%		$5,818,489	$5,787,829	0.5%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$2.71	$1.23	120.3%		$5.74	$4.47	28.4%
	Diluted earnings per common share	2.68	1.21	121.5%		5.68	4.41	28.8%
	Operating income per common share - diluted [b]	$1.27	$1.74	(27.0%)		$4.14	$4.08	1.5%
	Weighted average common shares outstanding	102,945	111,676	(7.8%)		105,683	114,606	(7.8%)
	Diluted weighted average common shares outstanding	104,247	113,355	(8.0%)		106,953	116,214	(8.0%)
	Book value per common share	$51.48	$46.22	11.4%		$51.48	$46.22	11.4%
	Diluted book value per common share (treasury stock method)	49.88	44.60	11.8%		49.88	44.60	11.8%
	Diluted tangible book value per common share (treasury stock method) [a]	49.02	43.81	11.9%		49.02	43.81	11.9%
	Accumulated dividends declared per common share	$8.69	$7.61	14.2%		$8.69	$7.61	14.2%

FINANCIAL RATIOS	ROACE [c]	21.2%	10.9%	10.3	pts	15.6%	13.1%	2.5	pts
	Operating ROACE [d]	10.1%	15.6%	(5.5)	pts	11.4%	12.1%	(0.7)	pts
	Net loss and loss expense ratio	57.1%	53.1%	4.0	pts	57.1%	57.2%	(0.1)	pts
	Acquisition cost ratio	19.2%	18.4%	0.8	pts	18.9%	17.7%	1.2	pts
	General and administrative expense ratio	15.9%	14.8%	1.1	pts	15.6%	15.6%	—	pts
	Combined ratio	92.2%	86.3%	5.9	pts	91.6%	90.5%	1.1	pts

INVESTMENT DATA	Total assets	$20,965,047	$19,932,949	5.2%		$20,965,047	$19,932,949	5.2%
	Total cash and invested assets [e]	15,451,826	14,750,214	4.8%		15,451,826	14,750,214	4.8%
	Net investment income	66,562	103,429	(35.6%)		264,171	295,450	(10.6%)
	Net realized investment gains (losses)	$77,448	$(4,708)	nm		$121,329	$56,004	116.6%
	Total return on cash and investments [f]	(0.7%)	1.4%	(2.1)	pts	1.9%	0.8%	1.1	pts
	Return on other investments [g]	(0.3%)	3.3%	(3.6)	pts	4.6%	9.2%	(4.6)	pts
	Book yield of fixed maturities	2.5%	2.6%	(0.1)	pts	2.5%	2.6%	(0.1)	pts

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 26 for reconciliation of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income per common share - diluted, is calculated by dividing operating income for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012
UNDERWRITING REVENUES
Gross premiums written	$896,814	$1,231,279	$1,821,399	$825,957	$904,797	$847,686
Premiums ceded	(209,591)	(231,117)	(156,815)	(177,992)	(188,408)	(197,087)
Net premiums written	687,223	1,000,162	1,664,584	647,965	716,389	650,599

Gross premiums earned	1,160,577	1,194,367	1,133,052	1,129,147	1,125,289	1,037,600
Ceded premiums expensed	(194,439)	(193,967)	(187,103)	(187,236)	(180,047)	(175,153)
Net premiums earned	966,138	1,000,400	945,949	941,911	945,242	862,447
Other insurance related income	7,702	1,683	3,082	2,668	725	953
Total underwriting revenues	973,840	1,002,083	949,031	944,579	945,967	863,400

UNDERWRITING EXPENSES
Net losses and loss expenses	552,064	565,829	544,207	551,360	501,522	442,652
Acquisition costs	185,950	191,862	172,036	175,299	173,682	158,796
Underwriting-related general and administrative expenses [a]	122,362	117,811	124,022	123,761	117,675	106,953
Total underwriting expenses	860,376	875,502	840,265	850,420	792,879	708,401

UNDERWRITING INCOME [b]	113,464	126,581	108,766	94,159	153,088	154,999

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	66,562	114,867	82,744	113,863	103,429	103,638
Net realized investment gains (losses)	77,448	33,261	10,620	19,558	(4,708)	50,803
Interest expense and financing costs	(20,344)	(19,975)	(16,594)	(15,625)	(15,260)	(15,558)
Total other operating revenues	123,666	128,153	76,770	117,796	83,461	138,883

OTHER (EXPENSES) REVENUE
Foreign exchange gains (losses)	72,292	(9,705)	(4,233)	(14,484)	(56,860)	(23,927)
Corporate expenses [a]	(30,554)	(33,270)	(28,707)	(20,422)	(23,024)	(27,658)
Total other (expenses) revenues	41,738	(42,975)	(32,940)	(34,906)	(79,884)	(51,585)

INCOME BEFORE INCOME TAXES	278,868	211,759	152,596	177,049	156,665	242,297

Income tax (expense) benefit	4,098	(9,500)	(4,125)	4,497	(6,030)	(10,149)

NET INCOME	282,966	202,259	148,471	181,546	150,635	232,148

Amounts attributable (to) from noncontrolling interests	6,160	(1,573)	(1,222)	—	—	—

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	289,126	200,686	147,249	181,546	150,635	232,148

Preferred share dividends	(10,022)	(10,022)	(10,022)	(10,022)	(13,514)	(8,741)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$279,104	$190,664	$137,227	$171,524	$137,121	$223,407

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	57.1%	56.6%	57.5%	58.5%	53.1%	51.3%
Acquisition cost ratio	19.2%	19.2%	18.2%	18.6%	18.4%	18.4%
General and administrative expense ratio [a]	15.9%	15.0%	16.2%	15.4%	14.8%	15.6%
Combined ratio	92.2%	90.8%	91.9%	92.5%	86.3%	85.3%

Weighted average basic shares outstanding	102,945	105,118	109,053	110,757	111,676	121,127
Weighted average diluted shares outstanding	104,247	106,289	110,391	112,702	113,355	122,952
Basic earnings per common share	$2.71	$1.81	$1.26	$1.55	$1.23	$1.84
Diluted earnings per common share	$2.68	$1.79	$1.24	$1.52	$1.21	$1.82
ROACE (annualized)	21.2%	14.5%	10.6%	13.3%	10.9%	16.9%
Operating ROACE (annualized)	10.1%	13.1%	10.6%	12.3%	15.6%	15.2%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income to the nearest GAAP financial measure (income before income taxes) are presented above.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Nine months ended September 30,			Year ended December 31,
	2014	2013	2012	2013	2012
UNDERWRITING REVENUES
Gross premiums written	$3,949,479	$3,871,085	$3,387,229	$4,697,041	$4,139,643
Premiums ceded	(597,521)	(590,849)	(567,869)	(768,841)	(802,187)
Net premiums written	3,351,958	3,280,236	2,819,360	3,928,200	3,337,456

Gross premiums earned	3,487,990	3,330,123	3,072,778	4,459,269	4,141,037
Ceded premiums expensed	(575,508)	(564,969)	(513,364)	(752,204)	(725,574)
Net premiums earned	2,912,482	2,765,154	2,559,414	3,707,065	3,415,463
Other insurance related income	12,468	1,756	1,884	4,424	2,676
Total underwriting revenues	2,924,950	2,766,910	2,561,298	3,711,489	3,418,139

UNDERWRITING EXPENSES
Net losses and loss expenses	1,662,097	1,582,835	1,420,981	2,134,195	2,096,028
Acquisition costs	549,848	488,892	483,589	664,191	627,653
Underwriting-related general and administrative expenses	364,195	361,373	319,300	485,134	431,321
Total underwriting expenses	2,576,140	2,433,100	2,223,870	3,283,520	3,155,002

UNDERWRITING INCOME	348,810	333,810	337,428	427,969	263,137

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	264,171	295,450	294,110	409,312	380,957
Net realized investment gains	121,329	56,004	95,699	75,564	127,469
Interest expense and financing costs	(56,913)	(46,355)	(46,365)	(61,979)	(61,863)
Total other operating revenues	328,587	305,099	343,444	422,897	446,563

OTHER (EXPENSES) REVENUE
Foreign exchange gains (losses)	58,353	(11,659)	(8,212)	(26,143)	(29,512)
Corporate expenses [a]	(92,530)	(69,834)	(100,295)	(90,256)	(129,660)
Total other expenses	(34,177)	(81,493)	(108,507)	(116,399)	(159,172)

INCOME BEFORE INCOME TAXES	643,220	557,416	572,365	734,467	550,528

Income tax expense	(9,527)	(11,500)	(15,314)	(7,002)	(3,287)

NET INCOME	633,693	545,916	557,051	727,465	547,241

Amounts attributable (to) from noncontrolling interests	3,365	—	—	—	—

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	637,058	545,916	557,051	727,465	547,241

Preferred share dividends	(30,066)	(30,452)	(29,487)	(40,474)	(38,228)
Loss on repurchase of preferred shares	—	(3,081)	(14,009)	(3,081)	(14,009)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$606,992	$512,383	$513,555	$683,910	$495,004

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	57.1%	57.2%	55.5%	57.6%	61.4%
Acquisition cost ratio	18.9%	17.7%	18.9%	17.9%	18.4%
General and administrative expense ratio [a]	15.6%	15.6%	16.4%	15.5%	16.4%
Combined ratio	91.6%	90.5%	90.8%	91.0%	96.2%

Weighted average basic shares outstanding	105,683	114,606	123,568	113,636	122,148
Weighted average diluted shares outstanding	106,953	116,214	124,858	115,328	123,654
Basic earnings per common share	$5.74	$4.47	$4.16	$6.02	$4.05
Diluted earnings per common share	$5.68	$4.41	$4.11	$5.93	$4.00
ROACE [b]	15.6%	13.1%	13.3%	13.1%	9.7%
Operating ROACE [b]	11.4%	12.1%	11.6%	12.1%	8.2%

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the nine-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended September 30, 2014			Nine months ended September 30, 2014
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$555,283	$341,531	$896,814	$1,911,102	$2,038,377	$3,949,479
Net premiums written	363,571	323,652	687,223	1,361,351	1,990,607	3,351,958

Gross premiums earned	643,864	516,713	1,160,577	1,914,620	1,573,370	3,487,990
Ceded premiums expensed	(182,059)	(12,380)	(194,439)	(545,937)	(29,571)	(575,508)
Net premiums earned	461,805	504,333	966,138	1,368,683	1,543,799	2,912,482
Other insurance related income	—	7,702	7,702	—	12,468	12,468
Total underwriting revenues	461,805	512,035	973,840	1,368,683	1,556,267	2,924,950

UNDERWRITING EXPENSES
Net losses and loss expenses	289,207	262,857	552,064	859,093	803,004	1,662,097
Acquisition costs	71,264	114,686	185,950	207,360	342,488	549,848
Underwriting-related general and administrative expenses	85,750	36,612	122,362	257,208	106,987	364,195
Total underwriting expenses	446,221	414,155	860,376	1,323,661	1,252,479	2,576,140

UNDERWRITING INCOME	$15,584	$97,880	$113,464	$45,022	$303,788	$348,810

KEY RATIOS
Current accident year loss ratio	64.7%	63.0%	63.8%	66.7%	61.0%	63.7%
Prior period reserve development	(2.1%)	(10.9%)	(6.7%)	(3.9%)	(9.0%)	(6.6%)
Net loss and loss expense ratio	62.6%	52.1%	57.1%	62.8%	52.0%	57.1%
Acquisition cost ratio	15.4%	22.7%	19.2%	15.2%	22.2%	18.9%
Underwriting-related general and administrative expense ratio	18.6%	7.3%	12.7%	18.7%	6.9%	12.4%
Corporate expense ratio			3.2%			3.2%
Combined ratio	96.6%	82.1%	92.2%	96.7%	81.1%	91.6%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,
	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012	2014	2013

INSURANCE SEGMENT
Property	$143,236	$207,788	$139,929	$144,321	$147,485	$136,759	$490,953	$527,650
Marine	41,529	84,833	85,722	23,148	38,406	45,435	212,084	206,345
Terrorism	11,055	9,478	6,978	10,264	10,418	10,589	27,511	28,109
Aviation	17,735	10,568	2,717	23,250	4,379	16,470	31,020	20,076
Credit and Political Risk	3,782	7,179	18,307	23,563	7,099	4,553	29,268	36,639
Professional lines	196,576	244,011	154,248	269,524	208,174	191,882	594,835	630,547
Liability	94,833	106,643	74,366	84,447	100,018	74,642	275,842	262,780
Accident and Health	46,537	83,610	119,454	28,074	58,799	49,348	249,589	240,402
TOTAL INSURANCE SEGMENT	555,283	754,110	601,721	606,591	574,778	529,678	1,911,102	1,952,548

REINSURANCE SEGMENT
Catastrophe	71,319	117,245	171,260	15,537	71,851	73,329	359,824	378,115
Property	45,030	61,027	239,620	20,689	58,294	64,717	345,677	343,626
Professional lines	51,007	104,801	68,219	166,377	66,017	50,648	224,028	213,978
Credit and Surety	23,933	20,359	208,468	10,372	29,487	30,728	252,761	258,122
Motor	9,445	2,676	274,019	(3,789)	4,286	10,622	286,141	245,834
Liability	145,488	82,566	102,644	15,118	75,100	78,118	330,698	253,555
Agriculture	(10,206)	76,665	103,165	(11,214)	8,659	2,015	169,624	143,995
Engineering	2,579	8,772	36,510	5,142	12,462	6,745	47,861	59,115
Other	2,936	3,058	15,773	1,134	3,863	1,086	21,763	22,197
TOTAL REINSURANCE SEGMENT	341,531	477,169	1,219,678	219,366	330,019	318,008	2,038,377	1,918,537

CONSOLIDATED TOTAL	$896,814	$1,231,279	$1,821,399	$825,957	$904,797	$847,686	$3,949,479	$3,871,085

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012
UNDERWRITING REVENUES
Gross premiums written	$555,283	$754,110	$601,721	$606,591	$574,778	$529,678
Net premiums written	363,571	541,097	456,692	427,647	393,627	332,591

Gross premiums earned	643,864	641,335	629,425	631,695	626,005	569,710
Ceded premiums expensed	(182,059)	(183,665)	(180,211)	(181,230)	(177,933)	(171,372)
Net premiums earned	461,805	457,670	449,214	450,465	448,072	398,338
Other insurance related income	—	—	—	681	725	953
Total underwriting revenues	461,805	457,670	449,214	451,146	448,797	399,291

UNDERWRITING EXPENSES
Net losses and loss expenses	289,207	290,466	279,423	285,634	216,440	185,845
Acquisition costs	71,264	71,039	65,057	65,266	61,087	59,026
General and administrative expenses	85,750	83,512	87,946	89,722	82,548	78,029
Total underwriting expenses	446,221	445,017	432,426	440,622	360,075	322,900

UNDERWRITING INCOME	$15,584	$12,653	$16,788	$10,524	$88,722	$76,391

KEY RATIOS
Current accident year loss ratio	64.7%	70.7%	64.8%	64.3%	55.9%	54.6%
Prior period reserve development	(2.1%)	(7.2%)	(2.6%)	(0.9%)	(7.6%)	(7.9%)
Net loss and loss expense ratio	62.6%	63.5%	62.2%	63.4%	48.3%	46.7%
Acquisition cost ratio	15.4%	15.5%	14.5%	14.5%	13.6%	14.8%
General and administrative expense ratio	18.6%	18.2%	19.6%	19.9%	18.5%	19.6%
Combined ratio	96.6%	97.2%	96.3%	97.8%	80.4%	81.1%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012
UNDERWRITING REVENUES
Gross premiums written	$341,531	$477,169	$1,219,678	$219,366	$330,019	$318,008
Net premiums written	323,652	459,065	1,207,892	220,318	322,762	318,008

Gross premiums earned	516,713	553,032	503,627	497,452	499,284	467,890
Ceded premiums expensed	(12,380)	(10,302)	(6,892)	(6,006)	(2,114)	(3,781)
Net premiums earned	504,333	542,730	496,735	491,446	497,170	464,109
Other insurance related income	7,702	1,683	3,082	1,987	—	—
Total underwriting revenues	512,035	544,413	499,817	493,433	497,170	464,109

UNDERWRITING EXPENSES
Net losses and loss expenses	262,857	275,363	264,784	265,726	285,082	256,807
Acquisition costs	114,686	120,823	106,979	110,033	112,595	99,770
General and administrative expenses	36,612	34,299	36,076	34,039	35,127	28,924
Total underwriting expenses	414,155	430,485	407,839	409,798	432,804	385,501

UNDERWRITING INCOME	$97,880	$113,928	$91,978	$83,635	$64,366	$78,608

KEY RATIOS
Current accident year loss ratio	63.0%	60.4%	59.7%	62.0%	66.6%	61.6%
Prior period reserve development	(10.9%)	(9.7%)	(6.4%)	(7.9%)	(9.3%)	(6.3%)
Net loss and loss expense ratio	52.1%	50.7%	53.3%	54.1%	57.3%	55.3%
Acquisition cost ratio	22.7%	22.3%	21.5%	22.4%	22.6%	21.5%
General and administrative expense ratio	7.3%	6.3%	7.3%	6.9%	7.2%	6.3%
Combined ratio	82.1%	79.3%	82.1%	83.4%	87.1%	83.1%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR TO DATE

							Nine months ended September 30,
	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012	2014	2013

Fixed maturities	$74,996	$78,523	$72,957	$74,732	$74,691	$72,251	$226,475	$218,877
Other investments	(3,384)	32,492	16,760	41,408	32,127	34,242	45,868	87,406
Equity securities	2,022	5,301	2,286	2,478	3,871	2,862	9,609	8,419
Cash and cash equivalents	2,081	6,183	863	3,423	382	708	9,127	2,915
Short-term investments	141	246	214	125	127	537	600	1,056

Gross investment income	75,856	122,745	93,080	122,166	111,198	110,600	291,679	318,673
Investment expense	(9,294)	(7,878)	(10,336)	(8,303)	(7,769)	(6,962)	(27,508)	(23,223)

Net investment income	$66,562	$114,867	$82,744	$113,863	$103,429	$103,638	$264,171	$295,450

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2014	2014	2014	2013	2013	2012
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,444,684	$12,598,897	$12,095,839	$11,986,327	$11,984,740	$11,794,985
Equity securities, available for sale, at fair value	629,502	744,760	708,412	701,987	650,627	650,168
Other investments, at fair value	946,836	1,044,492	1,005,762	1,045,810	994,572	838,641
Short-term investments, at fair value and amortized cost	114,428	100,166	296,800	46,212	84,709	91,814
Total investments	14,135,450	14,488,315	14,106,813	13,780,336	13,714,648	13,375,608
Cash and cash equivalents	1,407,811	1,189,403	1,294,709	987,876	1,109,998	869,444
Accrued interest receivable	91,777	91,278	89,536	97,132	98,285	95,654
Insurance and reinsurance premium balances receivable	2,112,906	2,422,983	2,292,954	1,688,957	1,920,985	1,712,025
Reinsurance recoverable on paid and unpaid losses	1,947,529	1,954,985	1,912,840	1,929,988	1,899,510	1,789,410
Deferred acquisition costs	556,723	623,573	634,413	456,122	505,002	460,661
Prepaid reinsurance premiums	351,488	337,608	299,994	330,261	340,280	293,684
Receivable for investments sold	6,472	366	1,972	1,199	1,317	7,375
Goodwill and intangible assets	88,740	90,025	90,350	89,528	91,656	98,165
Other assets	266,151	247,921	274,053	273,385	251,268	195,755
TOTAL ASSETS	$20,965,047	$21,446,457	$20,997,634	$19,634,784	$19,932,949	$18,897,781

LIABILITIES
Reserve for losses and loss expenses	$9,751,903	$9,805,988	$9,667,841	$9,582,140	$9,484,516	$8,751,070
Unearned premiums	3,142,055	3,411,108	3,372,166	2,683,849	2,990,301	2,770,889
Insurance and reinsurance balances payable	244,815	272,062	207,909	234,412	261,737	239,394
Senior notes	1,490,498	1,490,427	1,490,198	995,855	995,699	995,097
Payable for investments purchased	189,684	237,019	162,747	21,744	174,034	105,023
Other liabilities	265,968	221,348	218,502	248,822	238,833	180,040
TOTAL LIABILITIES	15,084,923	15,437,952	15,119,363	13,766,822	14,145,120	13,041,513

SHAREHOLDERS’ EQUITY
Preferred shares	627,843	627,843	627,843	627,843	627,843	502,843
Common shares	2,190	2,189	2,188	2,174	2,172	2,145
Additional paid-in capital	2,273,110	2,261,084	2,247,102	2,240,125	2,225,826	2,165,478
Accumulated other comprehensive income	22,935	272,664	182,254	117,825	130,373	373,199
Retained earnings	5,581,942	5,331,199	5,170,948	5,062,706	4,921,716	4,576,381
Treasury shares, at cost	(2,689,531)	(2,539,269)	(2,403,286)	(2,232,711)	(2,120,101)	(1,763,778)
TOTAL SHAREHOLDERS’ EQUITY ATTRIBUTABLE TO AXIS CAPITAL	5,818,489	5,955,710	5,827,049	5,817,962	5,787,829	5,856,268
Noncontrolling interests	61,635	52,795	51,222	50,000	—	—
TOTAL SHAREHOLDERS' EQUITY	5,880,124	6,008,505	5,878,271	5,867,962	5,787,829	5,856,268

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$20,965,047	$21,446,457	$20,997,634	$19,634,784	$19,932,949	$18,897,781

Basic common shares outstanding	100,827	103,906	106,745	109,485	111,651	117,857
Diluted common shares outstanding	104,073	107,228	110,327	113,325	115,684	122,865
Book value per common share	$51.48	$51.28	$48.71	$47.40	$46.22	$45.42
Diluted book value per common share	49.88	49.69	47.13	45.80	44.60	43.57
Diluted tangible book value per common share	$49.02	$48.85	$46.31	$45.01	$43.81	$42.77
Debt to total capital [a]	20.4%	20.0%	20.4%	14.6%	14.7%	14.5%
Debt and preferred equity to total capital	29.0%	28.4%	28.9%	23.8%	23.9%	21.9%

[a]
The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity attributable to AXIS Capital and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At September 30, 2014

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,545,328	$1,564	$(27,424)	$1,519,468	9.8%
Non-U.S. government	1,175,260	9,122	(45,460)	1,138,922	7.4%
Corporate debt	4,240,910	47,065	(37,179)	4,250,796	27.5%
Agency RMBS	2,103,587	28,931	(11,571)	2,120,947	13.7%
CMBS	945,134	12,212	(2,829)	954,517	6.2%
Non-Agency RMBS	75,452	3,531	(588)	78,395	0.5%
ABS	1,443,932	3,775	(11,842)	1,435,865	9.3%
Municipals	910,669	36,181	(1,076)	945,774	6.1%
Total fixed maturities	12,440,272	142,381	(137,969)	12,444,684	80.5%

Equity securities, available for sale
Common stocks	49,426	14,367	(648)	63,145	0.4%
Exchange traded funds	420,219	31,506	(1,049)	450,676	2.9%
Non-U.S. bond mutual funds	113,651	2,030	—	115,681	0.7%
Total equity securities	583,296	47,903	(1,697)	629,502	4.0%

Total available for sale investments	$13,023,568	$190,284	$(139,666)	13,074,186	84.5%

Other investments (see below)				946,836	6.1%

Short-term investments				114,428	0.9%

Total investments				14,135,450	91.5%

Cash and cash equivalents [a]				1,407,811	9.1%

Accrued interest receivable				91,777	0.6%

Net receivable/(payable) for investments sold (purchased)				(183,212)	(1.2%)

Total cash and invested assets				$15,451,826	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$292,086	30.8%
Multi-strategy funds				315,480	33.3%
Event-driven funds				188,397	19.9%
Leveraged bank loan funds				9,904	1.0%
Direct lending funds				43,836	4.6%
Collateralized loan obligations - equity tranches				97,133	10.4%
Total				$946,836	100.0%

[a]	Includes $117 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	9.8%	10.3%	11.0%	9.4%	10.1%	8.7%
Non-U.S. government	7.4%	8.0%	8.0%	7.9%	8.2%	8.0%
Corporate debt	27.5%	27.5%	25.0%	24.3%	23.8%	25.7%
MBS:
Agency RMBS	13.7%	13.6%	15.4%	16.5%	17.0%	21.0%
CMBS	6.2%	6.0%	5.6%	5.4%	5.0%	5.0%
Non-agency RMBS	0.5%	0.5%	0.6%	0.5%	0.5%	1.0%
ABS	9.3%	8.4%	6.3%	6.4%	6.2%	4.4%
Municipals	6.1%	6.8%	6.9%	10.4%	10.5%	9.1%

Total Fixed Maturities	80.5%	81.1%	78.8%	80.8%	81.3%	82.9%
Equity securities	4.0%	4.8%	4.6%	4.8%	4.4%	4.5%
Other investments	6.1%	6.7%	6.6%	7.0%	6.7%	5.9%
Short-term investments	0.9%	0.6%	2.0%	0.1%	0.6%	0.6%

Total investments	91.5%	93.2%	92.0%	92.7%	93.0%	93.9%
Cash and cash equivalents	9.1%	7.7%	8.4%	6.7%	7.5%	6.1%
Accrued interest receivable	0.6%	0.6%	0.6%	0.7%	0.7%	0.7%
Net receivable/(payable) for investments sold or purchased	(1.2%)	(1.5%)	(1.0%)	(0.1%)	(1.2%)	(0.7%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	12.2%	12.7%	13.9%	11.6%	12.4%	10.5%
AAA	35.5%	34.2%	34.7%	34.7%	35.8%	41.5%
AA	12.3%	12.6%	12.1%	15.0%	15.2%	10.8%
A	19.1%	19.7%	18.2%	18.5%	17.6%	18.0%
BBB	12.8%	12.8%	12.7%	12.3%	11.3%	11.2%
Below BBB	8.1%	8.0%	8.4%	7.9%	7.7%	8.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	4.5%	4.0%	4.5%	5.9%	5.6%	5.3%
From one to five years	42.3%	43.7%	43.7%	42.7%	42.7%	39.8%
From five to ten years	14.4%	15.2%	14.4%	14.9%	15.4%	16.3%
Above ten years	2.0%	1.9%	1.9%	0.8%	1.0%	0.7%
Asset-backed and mortgage-backed securities	36.8%	35.2%	35.5%	35.7%	35.3%	37.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.5%	2.5%	2.5%	2.5%	2.6%	2.7%
Yield to maturity of fixed maturities	2.3%	2.0%	2.1%	2.3%	2.2%	1.4%
Average duration of fixed maturities (inclusive of duration hedges)	2.9 yrs	2.9 yrs	3.0 yrs	3.2 yrs	3.2 yrs	2.7 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At September 30, 2014

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$32,561		$9,071	$96,594	$44,737	$150,402	$—	$—	$2,158	$185,121	$—		$185,121
Supranational [a]	103,867		—	—	—	—	—	—	—	103,867	—		103,867
Netherlands	10,298		15,638	44,705	—	60,343	—	3,776	—	74,417	—		74,417
France	—		5,823	46,676	—	52,499	—	—	597	53,096	2,730		55,826
Luxembourg	—		—	22,533	—	22,533	—	—	—	22,533	—		22,533
Spain	—		—	15,540	—	15,540	—	—	—	15,540	—		15,540
Ireland	—		2,637	6,816	—	9,453	—	—	5,742	15,195	—		15,195
Belgium	—		—	12,811	—	12,811	—	—	—	12,811	—		12,811
Italy	—		—	12,268	—	12,268	—	—	—	12,268	—		12,268
Slovenia	1,851		—	—	—	—	—	—	—	1,851	—		1,851
Austria	—		—	513	—	513	—	—	—	513	—		513
Other [b]	—		—	—	—	—	—	—	—	—	177,992		177,992
Total eurozone	148,577		33,169	258,456	44,737	336,362	—	3,776	8,497	497,212	180,722		677,934
Other concentrations:
United Kingdom	174,282		31,021	154,974	602	186,597	—	20,102	2,156	383,137	1,670		384,807
Canada	139,098		98,633	73,230	23,896	195,759	—	—	—	334,857	4,036		338,893
Australia	194,974		64,150	27,762	—	91,912	—	—	2,268	289,154	—		289,154
Mexico	86,110		—	20,298	1,047	21,345	—	—	—	107,455	—		107,455
Brazil	94,511		—	8,278	—	8,278	—	—	—	102,789	—		102,789
Other	301,370		72,484	92,600	—	165,084	—	4,293	—	470,747	89,048	[c]	559,795
Total other concentrations	990,345		266,288	377,142	25,545	668,975	—	24,395	4,424	1,688,139	94,754		1,782,893

Total Non-U.S. concentrations	1,138,922		299,457	635,598	70,282	1,005,337	—	28,171	12,921	2,185,351	275,476		2,460,827

United States	1,390,737	[d]	1,443,420	1,802,039	—	3,245,459	2,120,947	1,004,741	1,422,944	9,184,828	354,026	[e]	9,538,854
United States agencies	128,731		—	—	—	—	—	—	—	128,731	—		128,731
United States local governments	945,774		—	—	—	—	—	—	—	945,774	—		945,774
Total U.S. concentrations	2,465,242		1,443,420	1,802,039	—	3,245,459	2,120,947	1,004,741	1,422,944	10,259,333	354,026		10,613,359

Totals	$3,604,164		$1,742,877	$2,437,637	$70,282	$4,250,796	$2,120,947	$1,032,912	$1,435,865	$12,444,684	$629,502		$13,074,186

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt and one exchange-traded fund ("ETF"). The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Contains $65 million exchange-traded funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $50 million of common stocks of companies with the United States as their primary country of risk and $304 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At September 30, 2014

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$1,005,560	23.7%	6.5%
Corporate/commercial finance	243,689	5.7%	1.6%
Foreign banking [a]	217,785	5.1%	1.4%
Insurance	174,751	4.1%	1.1%
Investment brokerage	11,279	0.3%	0.1%
Total financial institutions	1,653,064	38.9%	10.7%
Communications	341,370	8.0%	2.2%
Consumer cyclical	294,890	6.9%	1.9%
Consumer non-cyclicals	271,473	6.4%	1.8%
Energy	214,312	5.0%	1.4%
Industrials	148,862	3.5%	1.0%
Utilities	138,845	3.3%	0.9%
Transportation	83,139	2.0%	0.5%
Technology	76,151	1.8%	0.5%
Non-U.S. government guaranteed [b]	70,282	1.7%	0.5%
Total investment grade	3,292,388	77.5%	21.4%

Total non-investment grade	958,408	22.5%	6.1%

Total corporate debt	$4,250,796	100.0%	27.5%

[a]	Located in Canada, Australia, Japan, United Kingdom, Germany, New Zealand and Switzerland.

[b]	Includes $45 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2014

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$165,488	$2,784	$168,272	1.4%
JP MORGAN CHASE & CO	142,753	1,056	143,809	1.2%
GOLDMAN SACHS GROUP	136,455	3,545	140,000	1.1%
MORGAN STANLEY	118,660	3,576	122,236	1.0%
WELLS FARGO & COMPANY	105,192	1,105	106,297	0.9%
CITIGROUP INC	99,565	1,875	101,440	0.8%
FORD MOTOR COMPANY	81,989	345	82,334	0.7%
VERIZON COMMUNICATIONS INC	77,052	(941)	76,111	0.6%
DAIMLER AG	75,089	(25)	75,064	0.6%
AT&T INC	64,816	115	64,931	0.5%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2014

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,120,947	$24,682	$348	$7,288	$13,193	$32,884	$2,199,342
Commercial MBS	—	557,549	196,412	139,061	59,711	1,784	954,517
ABS	—	1,041,503	316,996	51,819	22,556	2,991	1,435,865

Total mortgage-backed and asset-backed securities	$2,120,947	$1,623,734	$513,756	$198,168	$95,460	$37,659	$4,589,724

Percentage of total	46.2%	35.4%	11.2%	4.3%	2.1%	0.8%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$31,460	$24,680	$26,943	$29,897	$16,713	$21,527
Reinsurance	1,399	1,281	1,077	(21)	—	—
Total	$32,859	$25,961	$28,020	$29,876	$16,713	$21,527

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$608,304	$625,142	$575,811	$587,727	$608,886	$528,009
Reinsurance	514	15	36	—	—	—
Total	$608,818	$625,157	$575,847	$587,727	$608,886	$528,009

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,318,833	$1,319,543	$1,322,309	$1,321,597	$1,285,078	$1,194,561
Reinsurance	5,244	2,725	5,289	9,280	6,982	62,329
Total	$1,324,077	$1,322,268	$1,327,598	$1,330,877	$1,292,060	$1,256,890

Provision against reinsurance recoverables:
Insurance	$(18,225)	$(18,401)	$(18,625)	$(18,492)	$(18,149)	$(16,473)
Reinsurance	—	—	—	—	—	(543)
Total	$(18,225)	$(18,401)	$(18,625)	$(18,492)	$(18,149)	$(17,016)

Net reinsurance recoverables:
Insurance	$1,940,372	$1,950,964	$1,906,438	$1,920,729	$1,892,528	$1,727,624
Reinsurance	7,157	4,021	6,402	9,259	6,982	61,786
Total	$1,947,529	$1,954,985	$1,912,840	$1,929,988	$1,899,510	$1,789,410

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2014

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,509,267	$(24,627)	$1,484,640	78.2%	25.5%	$(12,738)	0.8%	$1,496,529
Other reinsurers balances > $20 million	201,680	(2,342)	199,338	10.5%	3.4%	(1,758)	0.9%	199,922
Other reinsurers balances < $20 million	254,807	(41,203)	213,604	11.3%	3.7%	(3,729)	1.5%	251,078
Total	$1,965,754	$(68,172)	$1,897,582	100.0%	32.6%	$(18,225)	0.9%	$1,947,529
At September 30, 2014, 98.5% (December 31, 2013: 98.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital
Transatlantic Reinsurance Company	14.2%	4.6%
Partner Reinsurance Company of the US	11.2%	3.7%
Swiss Reinsurance America Corporation	10.6%	3.5%
Lloyd's of London	10.2%	3.3%
Berkley Insurance Company	8.4%	2.7%
Ace Property & Casualty Insurance	6.1%	2.0%
XL Reinsurance America Inc	4.9%	1.6%
Everest Reinsurance Company	4.6%	1.5%
Hannover Ruckversicherungs Aktiengesellschaft	4.6%	1.5%
Liberty Mutual Insurance Company	3.4%	1.1%
	78.2%	25.5%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended September 30, 2014			Nine months ended September 30, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,805,988	$(1,929,024)	$7,876,964	$9,582,140	$(1,900,112)	$7,682,028
Incurred	658,697	(106,633)	552,064	1,951,260	(289,163)	1,662,097
Paid	(525,845)	108,487	(417,358)	(1,634,500)	266,921	(1,367,579)
Foreign exchange and other	(186,937)	12,500	(174,437)	(146,997)	7,684	(139,313)

End of period [a]	$9,751,903	$(1,914,670)	$7,837,233	$9,751,903	$(1,914,670)	$7,837,233

[a]
At September 30, 2014, the gross reserve for losses and loss expenses included IBNR of $6,355 million, or 65%, of total gross reserves for loss and loss expenses. At December 31, 2013, the comparable amount was $6,082 million, or 63%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended September 30, 2014			Nine months ended September 30, 2014
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$299,526	$226,319	$525,845	$873,303	$761,197	$1,634,500
Reinsurance recoveries	(108,012)	(475)	(108,487)	(262,229)	(4,692)	(266,921)

Net losses paid	191,514	225,844	417,358	611,074	756,505	1,367,579

Change in:
Reported case reserves	(153)	1,038	885	112,422	(143,064)	(30,642)
IBNR	92,959	39,008	131,967	161,345	186,057	347,402
Reinsurance recoveries on unpaid loss and loss expense reserves	4,887	(3,033)	1,854	(25,748)	3,506	(22,242)

Total net incurred losses and loss expenses	$289,207	$262,857	$552,064	$859,093	$803,004	$1,662,097

Gross reserve for losses and loss expenses	$5,117,053	$4,634,850	$9,751,903	$5,117,053	$4,634,850	$9,751,903

Net favorable prior year reserve development	$9,488	$55,050	$64,538	$54,059	$139,326	$193,385

Key Ratios

Net paid to net incurred percentage	66.2%	85.9%	75.6%	71.1%	94.2%	82.3%

Net paid losses / Net premiums earned	41.5%	44.8%	43.2%	44.6%	49.0%	47.0%
Change in net loss and loss expense reserves / Net premiums earned	21.1%	7.3%	13.9%	18.2%	3.0%	10.1%
Net loss and loss expense ratio	62.6%	52.1%	57.1%	62.8%	52.0%	57.1%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012

Gross losses paid	$299,526	$323,513	$250,264	$342,952	$275,082	$208,617
Reinsurance recoveries	(108,012)	(86,537)	(67,679)	(98,263)	(89,562)	(75,749)

Net losses paid	191,514	236,976	182,585	244,689	185,520	132,868

Change in:
Reported case reserves	(153)	101,943	10,632	(30,643)	8,348	27,634
IBNR	92,959	(5,143)	73,532	87,794	14,979	24,796
Reinsurance recoveries on unpaid loss and loss expense reserves	4,887	(43,310)	12,674	(16,206)	7,593	547

Total net incurred losses and loss expenses	$289,207	$290,466	$279,423	$285,634	$216,440	$185,845

Gross reserve for losses and loss expenses	$5,117,053	$5,068,149	$4,960,559	$4,873,184	$4,819,976	$4,302,340

Net favorable prior year reserve development	$9,488	$32,963	$11,608	$4,000	$34,065	$31,566

Key Ratios

Net paid to net incurred percentage	66.2%	81.6%	65.3%	85.7%	85.7%	71.5%

Net paid losses/Net premiums earned	41.5%	51.8%	40.6%	54.3%	41.4%	33.4%
Change in net loss and loss expense reserves / Net premiums earned	21.1%	11.7%	21.6%	9.1%	6.9%	13.3%
Net loss and loss expense ratio	62.6%	63.5%	62.2%	63.4%	48.3%	46.7%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012

Gross losses paid	$226,319	$255,715	$279,163	$249,816	$224,578	$220,024
Reinsurance recoveries	(475)	(183)	(4,033)	(6)	—	—

Net losses paid	225,844	255,532	275,130	249,810	224,578	220,024

Change in:
Reported case reserves	1,038	(55,460)	(88,642)	64,636	19,370	(4,092)
IBNR	39,008	72,706	74,341	(46,422)	(21,781)	42,580
Reinsurance recoveries on unpaid loss and loss expense reserves	(3,033)	2,585	3,955	(2,298)	62,915	(1,705)

Total net incurred losses and loss expenses	$262,857	$275,363	$264,784	$265,726	$285,082	$256,807

Gross reserve for losses and loss expenses	$4,634,850	$4,737,839	$4,707,282	$4,708,956	$4,664,540	$4,448,730

Net favorable prior year reserve development	$55,050	$52,391	$31,885	$38,788	$45,970	$28,865

Key Ratios

Net paid to net incurred percentage	85.9%	92.8%	103.9%	94.0%	78.8%	85.7%

Net paid losses / Net premiums earned	44.8%	47.1%	55.4%	50.8%	45.2%	47.4%
Change in net loss and loss expense reserves / Net premiums earned	7.3%	3.6%	(2.1%)	3.3%	12.1%	7.9%
Net loss and loss expense ratio	52.1%	50.7%	53.3%	54.1%	57.3%	55.3%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF OCTOBER 1, 2014

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$559	$761	$932
Northeast	U.S. Hurricane	60	195	341
Mid-Atlantic	U.S. Hurricane	100	301	688
Gulf of Mexico	U.S. Hurricane	351	498	768
California	Earthquake	369	512	623
Europe	Windstorm	219	304	399
Japan	Earthquake	175	295	475
Japan	Windstorm	56	92	132
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2014. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.8 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.8 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.8 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013

Net income available to common shareholders	$279,104	$137,121	$606,992	$512,383

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	102,945	111,676	105,683	114,606
Dilutive share equivalents:
Stock compensation plans	1,302	1,679	1,270	1,608
Weighted average shares outstanding - diluted	104,247	113,355	106,953	116,214

EARNINGS PER COMMON SHARE
Basic	$2.71	$1.23	$5.74	$4.47
Diluted	$2.68	$1.21	$5.68	$4.41

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q3 2012

Net income available to common shareholders	$279,104	$190,664	$137,227	$171,524	$137,121	$223,407

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	103,906	106,745	109,485	111,651	111,588	122,773
Shares issued, including those sourced from treasury	90	219	1,296	162	74	311
Shares repurchased for treasury	(3,169)	(3,058)	(4,036)	(2,328)	(11)	(5,227)
Common shares - at end of period	100,827	103,906	106,745	109,485	111,651	117,857

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	102,945	105,118	109,053	110,757	111,676	121,127
Dilutive share equivalents:
Stock compensation plans	1,302	1,171	1,338	1,945	1,679	1,825
Weighted average shares outstanding - diluted	104,247	106,289	110,391	112,702	113,355	122,952

EARNINGS PER COMMON SHARE
Basic	$2.71	$1.81	$1.26	$1.55	$1.23	$1.84
Diluted	$2.68	$1.79	$1.24	$1.52	$1.21	$1.82

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2014

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$47.33

Book value per common share		$5,190,646	100,827	$51.48

Dilutive securities: [b]
Restricted stocks			1,340	(0.67)
Options	$27.96		32	(0.02)
Restricted and phantom stock units			1,874	(0.91)
Diluted book value per common share		$5,190,646	104,073	$49.88

	At December 31, 2013

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$47.57

Book value per common share		$5,190,119	109,485	$47.40

Dilutive securities: [b]
Restricted stocks			2,515	(1.06)
Options	$27.98		88	(0.04)
Restricted and phantom stock units			1,237	(0.50)
Diluted book value per common share		$5,190,119	113,325	$45.80

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
OPERATING INCOME AND DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE [a]

OPERATING INCOME [a]	Quarter ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income available to common shareholders	$279,104	$137,121	$606,992	$512,383
Adjustment for:
Net realized (gains) losses	(77,448)	4,708	(121,329)	(56,004)
Associated tax impact	1,482	(340)	13,952	4,698
Foreign exchange losses (gains)	(72,292)	56,860	(58,353)	11,659
Associated tax impact	1,924	(1,672)	1,319	(1,602)
Loss on repurchase of preferred shares	—	—	—	3,081
Associated tax impact	—	—	—	—
Operating income	$132,770	$196,677	$442,581	$474,215

Net earnings per share - diluted	$2.68	$1.21	$5.68	$4.41
Adjustment for:
Net realized (gains) losses	(0.74)	0.04	(1.13)	(0.48)
Associated tax impact	0.01	—	0.13	0.03
Foreign exchange losses (gains)	(0.69)	0.50	(0.55)	0.10
Associated tax impact	0.01	(0.01)	0.01	(0.01)
Loss on repurchase of preferred shares	—	—	—	0.03
Associated tax impact	—	—	—	—
Operating income per share - diluted	$1.27	$1.74	$4.14	$4.08

Weighted average common shares and common share equivalents - diluted	104,247	113,355	106,953	116,214

Average common shareholders' equity	$5,259,257	$5,047,045	$5,190,383	$5,218,452

Annualized return on average common equity	21.2%	10.9%	15.6%	13.1%

Annualized operating return on average common equity	10.1%	15.6%	11.4%	12.1%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a] [b]
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2014	2014	2014	2013	2013	2012
Common shareholders' equity	$5,190,646	$5,327,867	$5,199,206	$5,190,119	$5,159,986	$5,353,425
Less: goodwill and intangible assets	(88,740)	(90,025)	(90,350)	(89,528)	(91,656)	(98,165)
Tangible common shareholders' equity	$5,101,906	$5,237,842	$5,108,856	$5,100,591	$5,068,330	$5,255,260

Outstanding diluted common shares, net of treasury shares	104,073	107,228	110,327	113,325	115,684	122,865

Diluted book value per common share	$49.88	$49.69	$47.13	$45.80	$44.60	$43.57

Diluted tangible book value per common share	$49.02	$48.85	$46.31	$45.01	$43.81	$42.77

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. Reconciliations of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share are presented above.

[b]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
ADJUSTED GROUP RESULTS [a]

	Quarter ended September 30, 2014				Nine months ended September 30, 2014
	Reported Group Results	Cession To AXIS Ventures Reinsurance Limited [b]	Adjustment For Agriculture Hedges	Adjusted Group Results [a]	Reported Group Results	Cession To AXIS Ventures Reinsurance Limited [b]	Adjustment For Agriculture Hedges	Adjusted Group Results [a]
UNDERWRITING REVENUES
Gross premiums written	$896,814	$—	$—	$896,814	$3,949,479	$—	$—	$3,949,479
Net premiums written	687,223	(32,862)	—	654,361	3,351,958	(41,265)	—	3,310,693

Gross premiums earned	1,160,577	—	—	1,160,577	3,487,990	—	—	3,487,990
Ceded premiums expensed	(194,439)	(26,502)	—	(220,941)	(575,508)	(30,669)	—	(606,177)
Net premiums earned	966,138	(26,502)	—	939,636	2,912,482	(30,669)	—	2,881,813
Other insurance related income [c]	7,702	—	(7,530)	172	12,468	—	(9,243)	3,225
Total underwriting revenues	973,840	(26,502)	(7,530)	939,808	2,924,950	(30,669)	(9,243)	2,885,038

UNDERWRITING EXPENSES
Net losses and loss expenses	552,064	(28,518)	(7,530)	516,016	1,662,097	(28,519)	(9,243)	1,624,335
Acquisition costs	185,950	(3,937)	—	182,013	549,848	(5,072)	—	544,776
Underwriting-related general and administrative expenses	122,362	(211)	—	122,151	364,195	(451)	—	363,744
Total underwriting expenses	860,376	(32,666)	(7,530)	820,180	2,576,140	(34,042)	(9,243)	2,532,855

UNDERWRITING INCOME	$113,464	$6,164	$—	$119,628	$348,810	$3,373	$—	$352,183

KEY RATIOS
Net loss and loss expense ratio	57.1%			54.9%	57.1%			56.4%
Acquisition cost ratio	19.2%			19.4%	18.9%			18.9%
Underwriting-related general and administrative expense ratio	12.7%			12.9%	12.4%			12.6%
Corporate expense ratio	3.2%			3.3%	3.2%			3.2%
Combined ratio	92.2%			90.5%	91.6%			91.1%

[a]
Adjusted group results is a "non-GAAP financial measures" as defined in SEC Regulation G. Reconciliations of adjusted group results to the nearest GAAP financial measures (reported group results) are presented above.

[b]
Amounts attributable from noncontrolling interests of $6,160 and $3,365 for the three and nine months ended September 30, 2014, respectively, also include net investment income attributable to noncontrolling interests of $4 and $8 for the three and nine months ended September 30, 2014, respectively.

[c]
Other insurance related income primarily includes realized gains (losses) on our crop derivatives and the results of our weather and commodity business. This balance is adjusted to reclass the gains(losses) on our crop derivatives to net losses and loss expenses.

AXIS Capital Holdings Limited
ADJUSTED REINSURANCE SEGMENT RESULTS [a]

	Quarter ended September 30, 2014				Nine months ended September 30, 2014
	Reported Reinsurance Segment Results	Cession To AXIS Ventures Reinsurance Limited [b]	Adjustment For Agriculture Hedges	Adjusted Reinsurance Segment Results [a]	Reported Reinsurance Segment Results	Cession To AXIS Ventures Reinsurance Limited[b]	Adjustment For Agriculture Hedges	Adjusted Reinsurance Segment Results [a]
UNDERWRITING REVENUES
Gross premiums written	$341,531	$—	$—	$341,531	$2,038,377	$—	$—	$2,038,377
Net premiums written	323,652	(32,862)	—	290,790	1,990,607	(41,265)	—	1,949,342

Gross premiums earned	516,713	—	—	516,713	1,573,370	—	—	1,573,370
Ceded premiums expensed	(12,380)	(26,502)	—	(38,882)	(29,571)	(30,669)	—	(60,240)
Net premiums earned	504,333	(26,502)	—	477,831	1,543,799	(30,669)	—	1,513,130
Other insurance related income [c]	7,702	—	(7,530)	172	12,468	—	(9,243)	3,225
Total underwriting revenues	512,035	(26,502)	(7,530)	478,003	1,556,267	(30,669)	(9,243)	1,516,355

UNDERWRITING EXPENSES
Net losses and loss expenses	262,857	(28,518)	(7,530)	226,809	803,004	(28,519)	(9,243)	765,242
Acquisition costs	114,686	(3,937)	—	110,749	342,488	(5,072)	—	337,416
Underwriting-related general and administrative expenses	36,612	(211)	—	36,401	106,987	(451)	—	106,536
Total underwriting expenses	414,155	(32,666)	(7,530)	373,959	1,252,479	(34,042)	(9,243)	1,209,194

UNDERWRITING INCOME	$97,880	$6,164	$—	$104,044	$303,788	$3,373	$—	$307,161

KEY RATIOS
Net loss and loss expense ratio	52.1%			47.5%	52.0%			50.6%
Acquisition cost ratio	22.7%			23.2%	22.2%			22.3%
General and administrative expense ratio	7.3%			7.6%	6.9%			7.0%
Combined ratio	82.1%			78.3%	81.1%			79.9%

[a]
Adjusted reinsurance segment results is a "non-GAAP financial measures" as defined in SEC Regulation G. Reconciliations of adjusted reinsurance segment results to the nearest GAAP financial measures (reported reinsurance segment results) are presented above.

[b]
Amounts attributable from noncontrolling interests of $6,160 and $3,365 for the three and nine months ended September 30, 2014, respectively, also include net investment income attributable to noncontrolling interests of $4 and $8 for the three and nine months ended September 30, 2014, respectively.

[c]
Other insurance related income primarily includes realized gains (losses) on our crop derivatives and the results of our weather and commodity business. This balance is adjusted to reclass the gains(losses) on our crop derivatives to net losses and loss expenses.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses, diluted tangible book value per common share, adjusted group results and adjusted reinsurance segment results, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange (losses) gains and losses on the repurchase of preferred shares. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the previous page.

Consolidated underwriting income is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year To Date' sections of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year To Date' sections of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included on the previous page.

Adjusted group results and adjusted reinsurance segment results represent the group and the reinsurance segment results after adjusting for ceded transactions with AXIS Ventures Reinsurance Limited (Ventures Re) and realized gains (losses) on crop derivatives. A reconciliation of adjusted group results to reported group results (the nearest GAAP financial measure) is included in the 'Adjusted Group Results' section of this document. A reconciliation of adjusted reinsurance segment results to reported reinsurance segment results (the nearest GAAP financial measure) is included in the 'Adjusted Reinsurance Segment Results' section of this document.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income" (which incorporates "underwriting-related general and administrative expenses"), diluted tangible book value per common share and adjusted reinsurance results.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange (losses) gains in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange (losses) gains on our available-for-sale investments in other comprehensive income and foreign exchange (losses) gains realized upon the sale of these investments in net realized investment (losses) gains. These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange (losses) gains reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Statement of Operations foreign exchange (losses) gains in isolation are not a fair representation of the performance of our business.

Losses on repurchase of preferred shares arise from capital transactions and, therefore, are not reflective of underlying business performance.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange (losses) gains and losses on repurchase of preferred shares to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange (losses) gains and losses on repurchase of preferred shares reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analysis for the same reasons.

Consolidated Underwriting Income/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income. Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange (losses) gains in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange (losses) gains arising from our underwriting portfolio. As a result, we believe that foreign exchange (losses) gains are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income. We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.

Adjusted Group Results/Adjusted Reinsurance Segment Results

Adjusted group results and adjusted reinsurance segment results include the impact of ceded reinsurance transactions with Ventures Re that are presented on a net basis in the amounts attributable to (from) noncontrolling interests within our Consolidated Financial Statements and the reclassification of the realized gains (losses) on crop derivatives from other insurance related income to net losses and loss expenses.

Ventures Re is a variable interest entity and AXIS Capital was determined to be its primary beneficiary. Following this determination Ventures Re is consolidated in our Consolidated Financial Statements. To date Ventures Re has only assumed business written by AXIS Capital. As the underwriting performance of the business assumed by Ventures Re has been fully collateralized through capital provided by third party investors, we believe that presenting the underwriting results of our group and of the reinsurance segment net of the cessions to Ventures Re provides additional relevant information in assessing the performance of our group and of the reinsurance segment.

Additionally, we purchase crop derivatives to protect our agriculture reinsurance products from a significant decline in commodity prices that would impact our group and reinsurance segment underwriting results. These derivatives were purchased to provide economic benefit similar to reinsurance protection. We view movements in these derivatives as part of the results of our underwriting operations that should be seen as an offset against the net losses and loss expenses incurred on this line of business.

We believe that showing our underwriting metrics net of cessions to Ventures Re and the impact of crop derivatives aids in the understanding of the underlying fundamentals of our reinsurance business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows the practices of our industry peers and, therefore, facilitates comparison of our performance with our peer group.